Exhibit 99.2

TCF Financial Corporation 2013 Third Quarter Earnings Results Presentation

Third Quarter Highlights William Cooper (Chairman & CEO) Credit / Expenses Mike Jones (Chief Financial Officer) Lending Craig Dahl (Vice Chairman of Lending) Deposits & Fee Generation / Capital Tom Jasper (Vice Chairman of Funding, Operations & Finance) Summary William Cooper (Chairman & CEO) Q&A Agenda

Net income of $37.9 million, or 23 cents per common share, up from 21 cents for the second quarter of 2013 and 6 cents for the third quarter of 2012 Core revenue1 of $305.9 million, up 2.1 percent from third quarter of 2012 Provision for credit losses of $24.6 million, down 74.4 percent from third quarter of 2012 Non-accrual loans and leases of $282.9 million, down 32.9 percent from the third quarter of 2012 Over 60-day delinquencies2 decreased $59.5 million, or 60.6 percent, from the third quarter of 2012 Loan and lease originations increased $595.5 million, or 23.9 percent, from the third quarter of 2012 Average deposits increased $758.2 million, or 5.6 percent, from the third quarter of 2012 Third Quarter Highlights 1 Core revenue is calculated as total revenue less gains (losses) on sales of securities of $13.0 million and $(80) thousand at 9/12 and 9/13, respectively (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 2 Excludes acquired portfolios and non-accrual loans and leases

1 Core revenue is calculated as total revenue less gains (losses) on sales of securities of $13.0 million, $(528) thousand, $0, $0, and $(80) thousand at 9/12, 12/12, 3/13, 6/13, and 9/13, respectively (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 2 Annualized 3Q13 core revenue impacted by: Increased customer-driven leasing fees Increased banking fees from 2Q13 due to the fifth consecutive quarter of net checking account growth 3Q13 net interest margin impacted by: Continued loan and lease yield compression due to the impact of a lower interest rate environment Higher average liquidity balances 2 ($ millions) Core revenue up 1.3% from 2Q13 $306 Third Quarter Highlights – Core Revenue1

As a % of average assets : Net interest income 4.38% 3.05% Core non-interest income 3 2.18% 1.17% Core revenue 3 6.56% 4.22% Core pre-tax pre-provision profit 4 2.00% 1.53% Net interest margin 4.69% 3.42% Yield on loans and leases 5.30% 4.81% Yield on securities 2.82% 2.44% Rate on deposits .27% .39% As a % of average assets : Securities 3.5% 24.1% Loans and leases 85.2% 64.3% Deposits 77.4% 75.7% Borrowings 9.9% 11.2% TCF YTD 3Q132 Peer Group1 YTD 2Q13 Average2 TCF has a higher margin because it has more loans and less securities than peers, along with lower rates on deposits TCF has more fee income due to a large and diversified base of revenue sources 1 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial LC; 6/30/2013) 2 Annualized 3 Excludes gains (losses) on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 4 Total revenue less non-interest expense; excludes gains (losses) on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) Third Quarter Highlights – Peer Analys

Consumer Real Estate Non-accrual loans and other real estate owned decreased $64.4 million, to $254.9 million, from the third quarter of 2012, despite an additional $48.6 million of loans moving to non-accrual in the current quarter due to the following policy change: Consumer real estate loans are generally placed on non-accrual at 90 days past due (previously 150 days past due). Over 60-day delinquencies1 decreased $66.1 million, or 70.7 percent, from the third quarter of 2012, including a $48.6 million decrease due to the above non-accrual policy change Net charge-offs decreased $5.5 million, or 23.1 percent, from second quarter of 2013 to the lowest quarterly amount since second quarter of 2008 1 Excludes acquired portfolios and non-accrual loans and leases Credit Quality

Commercial Non-accrual loans and other real estate owned decreased $125.1 million, or 61.3 percent, from the third quarter of 2012 Classified assets down $7.8 million from second quarter of 2013 Leasing and Equipment Finance, Auto, and Inventory Finance Over 60-day delinquencies1 of 7 bps, up 2 bps from the second quarter of 2013 and up 3 bps from the third quarter of 2012 Net charge-offs of 13 bps2, up 6 bps from the second quarter of 2013 and down 53 bps from the third quarter of 2012 1 Excludes acquired portfolios and non-accrual loans and leases 2 Annualized Credit Quality (con’t)

1 Excludes acquired portfolios and non-accrual loans and leases 2 Excluding the effect of the consumer real estate non-accrual policy change would decrease the non-accrual loans and leases and other real estate owned by $48.6 million to $299.9 million ($ millions) Credit Trends (At the Quarter Ended) (At or for the Quarter Ended) 2 1

Higher compensation expenses due to growth in auto finance and higher commissions based on production results and performance incentives Increased regulatory compliance costs Lower foreclosed real estate write-downs due to improved real estate property values Non-interest expense as a percent of average assets decreased from 4.77 percent at December 31, 2012 to 4.64 percent at September 30, 2013 Target of 4.00% of total average assets will be achieved by: Asset growth in national lending businesses Reduction in foreclosed real estate and other credit costs as property values continue to increase and overall credit improves ($ millions) Grow revenue into expense base Non-Interest Expense Other (including FDIC Insurance Premiums, Deposit Premiums & Marketing, and Occupancy & Equipment) Foreclosed Real Estate and Other Credit Costs Compensation & Benefits

Continue to diversify loan and lease portfolio across segments and markets Multiple business segments give TCF options on where to strategically invest capital in light of competitive environments Year-to-date loan growth despite $1.2 billion in loan sales Loan and Lease Portfolio ($ millions) 10% 23% 44% 21% 21% 20% 41% 11% 7% 52% Wholesale 48% Retail 6% 11% 41% 21% 21% 4% 12% 20% 21% 42% 3% 9% 22% 21% 43% 5%

($ millions) 3Q12 3Q13 Change Period Beginning Balance 1 $15,244 $15,684 $440 New Volume 2,494 3,090 596 Less Run-off 2 2,201 2,617 416 Subtotal 293 473 180 Annual Growth Rate 3 8% 12% Less Loan & Lease Sales 315 335 20 Period Ending Balance $15,222 $15,822 $600 3Q13 vs. 3Q12 ($ millions) Volume Sales Consumer Real Estate $147 $ 6 Auto Finance 192 21 Total Retail 339 27 Commercial 74 - Leasing (9) (7) Inventory Finance 4 192 - Total Wholesale 257 (7) Total Lending $596 $ 20 Change in Volume & Sales 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments, and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers Continued strong origination capabilities Diversity across asset classes reduces concentration risk Originate to sell capability a core competency Capacity for earning asset growth if needed Loan and lease origination opportunities continue Loan and Lease Balance Rollforward

2009 Sold $1 million of “Other” loans 2012 Sold $803.4 million of loans for $30 million pre-tax gain YTD 3Q13 Sold $1.2 billion of loans for a $38.7 million pre-tax gain ($ millions) Sales of consumer real estate and auto loans is a core competency and revenue stream Loan and Lease Sales

3Q13 Consumer Real Estate 5.60% 5.60% 5.58% 5.58% 5.46 % Auto Finance 5.97 5.53 5.23 4.97 4.70 Commercial 5.14 5.10 4.86 4.76 4.79 Leasing & Equipment Finance 5.33 5.24 5.11 4.94 4.94 Inventory Finance 6.19 6.11 6.16 5.96 6.01 Total Loans and Leases 5.50 5.47 5.38 5.29 5.22 Peer Group1 Average 5.07 5.09 4.83 4.81 N.A. Competitive marketplace; TCF continues to focus on niche lending markets Expect some yield compression to continue as rate environment remains low, specifically in the 2-5 year portion of the yield curve, offset by an ongoing mix change 3Q12 4Q12 1Q13 2Q13 Utilize diverse lending mix to remain competitive despite low rate environment Loan and Lease Yields 1 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial LC; 6/30/2013) N.A. Not available

Diversification of the loan and lease portfolio among the five business segments positions TCF to benefit in a rising rate environment 75% of assets are variable rate or short/medium duration fixed rate1 Estimated weighted average life1: Auto portfolio: 24 months Auto new originations: 27 months Leasing and Equipment Finance portfolio: 18 months Leasing and Equipment Finance new originations: 24 months 73% of deposits are low or no interest cost with an average balance of $10.4 billion and an average cost of 7 bps for the third quarter of 2013 1 As of September 30, 2013; weighted average life represents how many months it will take to pay half of the outstanding principal Impact of a Rising Interest Rate Environment

Average total deposits have increased for twelve consecutive quarters Target marketing, providing the right products to the right customers through various channels at the right time Primary funding source for loan and lease growth Slight shift in the average cost of the portfolio caused by deposit growth in higher rate products .32% .32% .28% .25% .27% Average cost: Quarterly Average Balances ($ millions) Low-Cost Deposit Base – average rate of .10% Deposit Generation

3Q12 4Q12 1Q13 2Q13 3Q13 3Q13 vs 3Q12 Banking Fee Income ($ millions) $62.8 $62.8 $57.2 $60.7 $61.6 (1.9)% Avg. transactions per account 64.9 65.8 59.9 63.9 63.8 (1.7)% Banking fee income up 1.5% from second quarter of 2013 Net checking accounts have grown every quarter since TCF returned to free checking Annualized average growth in checking accounts of 5.2% Checking account attrition down 6.8% compared to third quarter of 2012 Transaction activity continued to be slow in third quarter of 2013 compared to historical standards Banking fee income rebounding Banking Fee Generation

1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity” slide 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio” slide Capital Ratios 2Q13 3Q13 Tangible realized common equity1 7.77% 7.99% Tier 1 common capital2 9.41% 9.55% Tier 1 leverage capital 9.34% 9.53% Tier 1 risk-based capital2 11.27% 11.36% Total risk-based capital 13.53% 13.61% Focus on building capital through retained earnings in the quarter and going forward Across the board increases in capital ratios Sufficient capital levels for growth strategy Capital Ratios – Holding Company

Sustained trends of credit quality improvement Continued progress on improving credit metrics Continued revenue diversification Strong net interest income and gains on sales of loans Deposit account growth partially offsetting lower transaction activity Positioned for rising rates 75% of assets are variable or short/medium duration fixed rate, with 73% low or no interest cost deposits at September 30, 2013 Continued growth in high-quality lending businesses Leasing and Equipment Finance, Auto Finance and Inventory Finance continue to have very strong credit quality Disciplined consumer and commercial originations Strengthening deposit franchise Net checking accounts have increased every quarter since returning to free checking Summary

Any statements contained in this earnings presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this earnings release. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or continued high rates of or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in value of assets such as interest-only strips that arise in connection with TCF’s loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF’s lending, loan collection and other business activities as a result of the Dodd-Frank Act, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws, use by municipalities of eminent domain on underwater mortgages, or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines; deficiencies in TCF’s compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions or other adverse consequences such as increased capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity. (continued) Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act

Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the economic impact on banks of the Dodd-Frank Act and other regulatory reform legislation; the impact of financial regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital (including those resulting from U.S. implementation of Basel III requirements); adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to regulatory requirements or customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF’s fee revenue; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues. Supermarket Branching Risk; Growth Risks. Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through programs or new opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change. Litigation Risks. Results of litigation, including class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices, the effect of interchange rate litigation against the Federal Reserve on debit card interchange fees and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse Federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities. Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (continued)

Appendix

1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Computation of tangible realized common equity to tangible assets Total equity $ 1,906,181 $ 1,941,243 Less: Non-controlling interest in subsidiaries 16,662 13,278 Total TCF stockholders’ equity 1,889,519 1,927,965 Less: Preferred stock 263,240 263,240 Goodwill 225,640 225,640 Other intangibles 7,345 6,829 Accumulated other comprehensive (loss) (18,333) (17,598) Tangible realized common equity $ 1,411,627 $ 1,449,854 Total assets $ 18,399,607 $ 18,370,088 Less: Goodwill 225,640 225,640 Other intangibles 7,345 6,829 Tangible assets $ 18,166,622 $ 18,137,619 Total realized common equity to tangible assets 7.77% 7.99 % Sep. 30, 2013 ($000s) Jun. 30, 2013 Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity1

Computation of core non-interest income: Non-interest income $ 398,195 2.18% $ 239,964 1.23% Less: (Losses) gains on sales of securities (107) 9,200 Non-recurring revenue -- 2,954 Core non-interest income $ 398,302 2.18% $ 227,810 1.17% Computation of core revenue: Revenue $ 1,199,211 6.56% $ 833,498 4.29% Less: (Losses) gains on sales of securities (107) 9,200 Non-recurring revenue -- 2,954 Core revenue $ 1,199,318 6.56% $ 821,344 4.22% Computation of core pre-tax pre-provision profit: Revenue $ 1,199,211 $ 833,498 Less non-interest expense 833,067 523,414 Pre-tax pre-provision profit 366,144 2.00% 310,084 1.59% Less: (Losses) gains on sales of securities (107) 9,200 Non-recurring (expense) revenue (73) 2,954 Core pre-tax pre-provision profit $ 366,324 2.00% $ 297,930 1.53% Total Average Assets $ 18,291,527 $ 19,448,681 TCF YTD 3Q13 Peer Group Total Assets YTD 2Q13 Avg2 1 When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non-GAAP financial measures and are viewed by management as useful indicators of TCF’s ability to generate returns to cover potential credit losses. 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial LC; 6/30/2013) 3 Annualized % of Total Avg Assets % of Total Avg Assets ($000s) Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios1,3

Jun. 30, 2013 Tier 1 risk-based capital ratio: Tier 1 capital $ 1,695,092 Total risk-weighted assets $ 15,038,256 Tier 1 risk-based capital ratio 11.27 % Computation of tier 1 common capital ratio: Tier 1 capital $ 1,695,092 Less: Preferred stock 263,240 Qualifying non-controlling interest in subsidiaries 16,662 Tier 1 common capital 1,415,190 Tier 1 common capital ratio 9.41% ($000s) Sep. 30, 2013 $ 1,729,992 $ 15,224,820 11.36% $ 1,729,992 263,240 13,278 1,453,474 9.55% 1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio1